DATAMARINE INTERNATIONAL, INC.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                April 2, 1998


To the Shareholders:

      A Special Meeting in lieu of the Annual Meeting of the Shareholders (the "Meeting") of DATAMARINE INTERNATIONAL, INC. (the "Company") will be held on April 2, 1998, at 9:30 a.m. at the offices of Davis, Wright, Tremaine, LLP, 26th Floor, 2600 Century Square, 1501 Fourth Avenue, Seattle, Washington 98101, for the following purposes:

      1. To elect one (1) Director to serve for a term of three years and until his successor shall be elected and qualified.

      2. To consider and act upon any other business which may properly come before the Meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on February 24, 1998 as the record date for the Meeting. All Shareholders of record on that date are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

      All shareholders are cordially invited to attend the meeting in person. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, using the return envelope which requires no postage if mailed in the United States.

                                       By Order of the Board of Directors,

                                       DAVID C. THOMPSON,
                                       Secretary

Mountlake Terrace, Washington
March 2, 1998



      A copy of the Annual Report of Datamarine International, Inc. for the year ended September 27, 1997 is enclosed herewith.


                       DATAMARINE INTERNATIONAL, INC.

                               PROXY STATEMENT

      This statement is furnished to shareholders of Datamarine International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting in lieu of the Annual Meeting of shareholders of the Company (the "Meeting") to be held on April 2, 1998, at the time and place set forth in the Notice of the Meeting, and at any adjournments or postponements thereof. The principal executive offices of the Company are located at 7030 - 220th Street S.W., Mountlake Terrace, Washington, 98043, telephone (425) 771-2182. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders is on or about March 6, 1998.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the shareholder. If no instructions are specified, proxies will be voted (i) for the election of the director recommended by the Board of Directors and (ii) in accordance with the discretion of the named proxies on such other business as may properly come before the Meeting. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

      The holders of a majority in interest of all common stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. The election of the nominee for director will be decided by plurality vote. In the election of directors, any action other than a vote for the nominee, including broker non-votes, will have the effect of a vote withheld with respect to that nominee.

      The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, mail and in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

                      RECORD DATE AND VOTING SECURITIES

      Only shareholders of record at the close of business on February 24, 1998 are entitled to vote at the Meeting. On that date the Company had outstanding and entitled to vote 1,329,912 shares of common stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.

                            ELECTION OF DIRECTORS

      Pursuant to the Articles of Organization of the Company, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. At each annual meeting, one of the classes is elected for a term of three years. The Company presently has a Board of Directors of three members. It is proposed that the nominee listed below be elected to serve for a term of three years commencing on the date of the Meeting and continuing until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.

      The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominee named below. If the nominee should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute as the Board of Directors may recommend.

      Certain information as of February 24, 1998 regarding the nominee and each director is set forth below, including such individual's age and principal occupation, a brief account of business experience during at least the last five years, and directorships held at other publicly-held companies.


Nominated for a term ending in 2001:

                               Director     Position with Company or Principal
      Name             Age      Since       Occupation During the Past Five Years
      ----             ---     --------     -------------------------------------


David C. Thompson      68        1987       President and CEO of the Company since
                                            October 1997.  Secretary and Treasurer of the
                                            Company since March 1996.  Principal Financial
                                            and Accounting Officer of the Company from
                                            1995 to October 1997.  President and CEO of
                                            SEA Inc., a wholly owned subsidiary of the
                                            Company.  Previously President and CEO of
                                            Stephens Engineering Associates, Inc., which
                                            was acquired by the Company in 1986.

Serving for a term ending in 2000:

                               Director     Position with Company or Principal
      Name             Age      Since       Occupation During the Past Five Years
      ----             ---     --------     -------------------------------------

Peter D. Brown         50        1991       President and CEO of the Company from
                                            September 1991 through October 1997.
                                            Chairman of the Board of the Company since
                                            December 1995.  CEO of the South Beach
                                            Company, a management company, since 1990.
                                            Currently, Vice President and Treasurer of
                                            Gordon & Ferguson, a manufacturer of men's and
                                            boy's outerwear.  From 1974 through 1990, CEO
                                            of Heather Hill Sportswear Co., an apparel
                                            company.

Serving for a term ending in 1999:

                               Director     Position with Company or Principal
      Name             Age      Since       Occupation During the Past Five Years
      ----             ---     --------     -------------------------------------

Stephen W. Frankel     51        1997       Since 1996, self employed private investor.  From
                                            1988 through 1995, served in various capacities
                                            including President, COO, Chairman and CEO
                                            of RETIX, a manufacturer of networking
                                            products.


                INFORMATION CONCERNING THE BOARD OF DIRECTORS

      During fiscal 1997 there were six meetings of the Board of Directors of the Company. All the Directors attended at least 75% of the aggregate of
(1) the total number of meetings of the Board and (2) the total number of the meeting held by committees of the Board on which they served. The Board of Directors does not have a nominating committee.

      The Company has an Audit Committee which reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fees for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The present members of the Audit Committee are Peter D. Brown and Stephen W. Frankel. During fiscal 1997 there was one meeting of the Audit Committee.

      The Company has a Management Development Committee/Stock Option Committee which administers the Company's 1991 Stock Option Plan. The Management Development Committee/Stock Option Committee is responsible for reviewing and approving all options granted under the Company's 1991 Stock Option Plan, and administering, or supervising the administration of the Plan. The present members of the Management Development Committee/Stock Option Committee are Stephen W. Frankel and Peter D. Brown. During fiscal 1997 there were no meetings of the Management Development Committee/Stock Option Committee.

      The Company has a Strategic Planning & Acquisition Committee. The Strategic Planning & Acquisitions Committee has such powers and authority as are consistent with the By-Laws of the Company and as may be delegated to such Committee from time to time by the Board of Directors. The members of the Strategic Planning & Acquisitions Committee are Peter D. Brown and Stephen W. Frankel. During fiscal 1997 there were no meetings of the Strategic Planning & Acquisitions Committee.

                          Compensation of Directors

      Each non-employee director of the Company receives a fee of $500 per quarter plus $400 for each meeting of the Board of Directors attended. In addition, each non-employee director who serves on a committee of the Board receives $300 for each committee meeting attended (other than on the day of a Board meeting). Directors also receive reimbursement for out-of-pocket expenses relating to attendance at Board or committee meetings. Effective March 1996, each non-employee director also receives an immediately exercisable option to purchase 2,000 shares of the Company's common stock as of the date of each of the annual meetings of the Board of Directors. Such options have a per share exercise price equal to the fair market value of the Company's common stock at the time the option is granted.

                   PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth information regarding the beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the Company's common stock as of February 24, 1998 (unless otherwise indicated) by (a) each person known by the Company to beneficially own more than five percent of the outstanding shares of common stock, (b) each director of the Company who beneficially owns any shares,(c) each Named Officer (see "Executive Compensation"), and
(d) all directors and officers as a group:

                              Name and Address                  Amount and Nature of      Percent
Title of Class               of Beneficial Owner               Beneficial Ownership(1)    of Class
--------------               -------------------               -----------------------    --------

Common Stock       Peter D. Brown                                    280,323(2)            20.9%
                   545 Cedar Lane
                   Teaneck NJ  07666


Common Stock       David C. Thompson                                 148,675(3)            10.8%
                   SEA Inc.
                   7030 - 220th Street S.W.
                   Mountlake Terrace WA  98043

Common Stock       Steven T. Newby                                   130,000(4)             9.8%
                   6116 Executive Blvd., Ste. 701
                   Rockville MD  20852

Common Stock       Stephen W. Frankel                                 68,820(5)             5.2%
                   7030 - 220th Street S.W.
                   Mountlake Terrace WA  98043

Common Stock       Jan Kallshian                                       2,180(6)              *
                   7030 - 220th Street S.W.
                   Mountlake Terrace WA  98043

Common Stock       All Directors and Executive Officers as           448,326               32.3%
                   a group (4 persons)

____________________

<F*>  Less than 1%

<F1>  Includes common shares which may be acquired upon exercise of options to purchase shares from the Company exercisable on or within 60 days of February 24, 1998.

<F2>  Represents 169,937 shares held of record, 10,500 shares subject to presently exercisable stock options, 21,050 shares held in trust for Mr. Brown's minor child, 27,164 shares held by a Retirement Plan Trust for Mr. Brown, and 51,672 shares held in trust for the Company's
      Employee Investment Plan for which Mr. Brown serves as a co-trustee.
      Mr. Brown disclaims beneficial ownership of the 27,164 shares held by his Retirement Plan Trust.

<F3>  Represents 55,121 shares held of record, 41,882 shares subject to presently exercisable stock options, and 51,672 shares held in trust for the Company's Employee Investment Plan for which Mr. Thompson serves as a co-trustee.

<F4>  Based upon the Schedule 13D filed with the SEC by the beneficial owner on March 25, 1997 and subsequent communication with the beneficial owner as of December 14, 1997.

<F5>  Represents 64,300 shares held of record, 2,000 shares subject to presently exercisable stock options and 2,520 shares subject to presently exercisable common stock warrants.

<F6>  Represents 500 shares held of record and 1,680 shares subject to presently exercisable common stock warrants.  Mr. Kallshian was named
      Chief Financial Officer of the Company in October 1997.

                             EXECUTIVE OFFICERS

      The names of the executive officers of the Company, their positions and offices with the Company, and their ages are set forth below.

Name                  Age     Office
David C. Thompson     68      President and Chief Executive Officer (since October 1997)
Peter D. Brown        50      Chairman of the Board (President and CEO to October 1997)
Jan Kallshian         43      Chief Financial Officer


      David C. Thompson was named President and CEO of the Company in October 1997. Mr. Thompson has been Secretary and Treasurer of the Company since March 1996, and served as the Company's Principal Financial and Accounting Officer from 1995 to October 1997. Mr. Thompson is also President and CEO of SEA Inc., a wholly owned subsidiary of the Company. Mr. Thompson was previously President and CEO of Stephens Engineering Associates, Inc., which was acquired by the Company in 1986.

      Peter D. Brown served as President and CEO of the Company from September 1991 through October 1997, and has served as Chairman of the Board of the Company since December 1995.

      Jan Kallshian was named Chief Financial Officer of the Company in October 1997. Since April 1995 Mr. Kallshian has served as a consultant to the Company which included performing the duties of the Chief Financial Officer. Mr. Kallshian has over 15 years experience in the high technology manufacturing industry and has held positions in finance and general management. Mr. Kallshian is a CPA and was previously with the accounting firm of Coopers & Lybrand.

                           EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and each of the Company's executive officers (other than the Chief Executive Officer) who served during the most recent fiscal year (the "Named Executive Officers") for all services rendered in all capacities to the Company and its subsidiaries for the Company's fiscal years ended September 27, 1997, September 28, 1996 and September 30, 1995.


                         Summary Compensation Table

                                                                    Long Term
                                                                     Compen-
                                                                     sation
                                 Annual Compensation                 Awards
                      ------------------------------------------    ---------
                                                         Other                      All
                                                        Annual                     Other
                                                        Compen-                   Compen-
Name and Principal                                      sation        Stock       sation
   Position(s)        Year    Salary($)    Bonus($)     ($)(1)      Options(#)      ($)
------------------    ----    ---------    --------     -------     ----------    -------

Peter D. Brown        1997    $      -      $    -     $4,000(2)      2,000       $    -
  President/CEO       1996           -           -      4,300(2)      2,000            -
  Chairman of the     1995           -           -      2,800(2)      1,500            -
  Board

David C. Thompson     1997     113,329           -          -             -        3,283(3)
  President/CEO of    1996     102,935           -          -             -          828(3)
  SEA, Inc.           1995      92,657           -          -         7,000            -

____________________

<F1>  In accordance with rules of the SEC the Company is not required to report the value of personal benefits for any year unless the aggregate dollar value exceeds the lesser of ten percent of the executive officer's salary and bonus or $50,000.

<F2>  Consists of directors fees.

<F3>  Represents amounts contributed by the Company under its 401(k) Plan.


                      Option Grants in Last Fiscal Year

      The following table sets forth certain information regarding the grants of stock options to each of the Named Executive Officers during the fiscal year ended September 27, 1997.

                      Number of         Percent of Total
                      Securities        Options Granted     Exercise or    Market Price
                  Underlying Options    to Employees in     Base Price      at Date of     Expiration
     Name            Granted (#)          Fiscal Year         ($/Sh)          Grant           Date
     ----         ------------------    ----------------    -----------    ------------    ----------

Peter D. Brown         2,000(1)              13.5%             $7.00          $7.00         2/4/2007

____________________

<F1>  Options granted under the 1995 Stock Option Plan for Non-employee
      Directors

       Aggregated Option Exercises in Last Fiscal Year and Fiscal Year
                              End Option Values

      The following table sets forth information on option exercises by the Named Executive Officers during the fiscal year ended September 27, 1997, and the value of unexercised options held by the Named Executive Officers on September 27, 1997.

                                                    Number of Shares Underlying
                                                       Unexercised Options at       Value of Unexercised Options at
                                                       September 27, 1997(#)           September 27, 1997($)(1)
                     Shares Acquired     Value      ----------------------------    -------------------------------
      Name             On Exercise      Realized    Exercisable    Unexercisable     Exercisable     Unexercisable
      ----           ---------------    --------    -----------    -------------     -----------     -------------

Peter D. Brown            None            None         8,500               -           $ 1,215           $  -
David C. Thompson         None            None        40,132           4,500            43,856            310

____________________

<F1>  Value of unexercised options represents the difference between the exercise prices of the stock options and the closing price ($4.81 per share) of the Company's common on September 25, 1997, the last trading day of the Company's fiscal year. Only in-the-money options are considered in the calculation.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During fiscal 1997, Mr. Thompson made a subordinated loan to the Company in the amount of $344,697.

      During fiscal 1997, Mr. Frankel made a subordinated short term loan to the Company in the amount of $150,000.

      During fiscal 1997, Mr. Kallshian and members of his family (as defined by SEC rules) made subordinated short term loans to the Company in the amount of $300,000.


                       INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected Coopers & Lybrand L.L.P., certified public accountants, to act as independent auditors to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended October 3, 1998. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

               COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASDAQ. Officers, directors and greater than ten percent holders of common stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 1997 with the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934, with the exception of one filing with respect to a charitable gift of 1,000 shares by Mr. Thompson, which was made after the applicable deadline.

                   DEADLINES FOR SUBMISSION OF SHAREHOLDER
                                  PROPOSALS

      Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Company's Proxy Statement relating to the Annual Meeting of Shareholders to be held in 1999 must be received at the Company's principal executive offices in Mountlake Terrace on or before November 2, 1998. Receipt by the Company of any such proposal from a qualified shareholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

      In addition to the Securities and Exchange Commission requirements regarding shareholder proposals, the Company's By-Laws contain provisions regarding matters to be brought before shareholder meetings. If shareholder proposals, including proposals regarding the election of directors, are to be considered at the 1999 Annual Meeting, notice of them, whether or not they are included in the Company's proxy statement and form of proxy, must be given by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company on or before December 4, 1998.

                                OTHER MATTERS

Management knows of no matters to be brought before the meeting other than the items referred to above. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.


                                 10-K REPORT

      THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, DATAMARINE INTERNATIONAL, INC., 7030 - 220TH STREET S.W., MOUNTLAKE TERRACE, WASHINGTON 98043.


                                       By Order of the Board of Directors

                                       DAVID C. THOMPSON,
                                       Secretary

Mountlake Terrace, Washington
March 2, 1998



                                 DETACH HERE

                                    PROXY

                       DATAMARINE INTERNATIONAL, INC.

                       SPECIAL MEETING OF SHAREHOLDERS
                                April 2, 1998

      The undersigned hereby appoints Peter D. Brown and David C. Thompson, and each of them, with full power of substitution, proxies to represent the undersigned at the Special Meeting in lieu of the Annual Meeting of Shareholders of DATAMARINE INTERNATIONAL, INC. to be held April 2, 1998 at 9:30 a.m. at the offices of Davis Wright Tremaine L.L.P., 2600 Century Square, 1501 Fourth Avenue, Seattle, Washington 98101, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of DATAMARINE INTERNATIONAL, INC. standing in the name of the undersigned upon such business as may properly come before the meeting.

      PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.


                                                                 _____________
                                                                | SEE REVERSE |
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE     |    SIDE     |
                                                                |_____________|


                                 DETACH HERE

     Please mark
[X]  votes as in
     this example

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR AS SET FORTH IN THE PROXY STATEMENT.

      1.  Election of Director
          Nominee:   David C. Thompson
                      FOR     WITHHELD
                      [ ]        [ ]
                             2.  In their discretion, the proxies are
                                 authorized to vote upon such other business as may properly come before the meeting.

                             MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [ ]

                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                             Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ______________ Date: _______ Signature: ______________ Date: _______